                                                                    EXHIBIT 10.2

                           MASTER SERVICES AGREEMENT

Client:  Web Street Securities, Inc.
         ---------------------------
Address:  510 Lake Cook Road, 4th Floor
          -----------------------------
City:  Deerfield     State:  IL     Zip Code:  60015
       ---------           -----               -----

1. SCOPE OF AGREEMENT. A. Securities Industry Software, a division of ADP Financial Information Services, Inc. ("ADP") agrees to provide Client and Client agrees to obtain from ADP, in accordance with the terms and conditions of this Agreement and the Schedules hereto, the following:

               (i) the services described in the Schedules to this Agreement (the "Services");

               (ii) the grant of licenses and/or sublicenses to the applications software listed in the Schedules to this Agreement (the "Application Software");

               (iii) the software support services to the Applications Software referred to in Paragraph 9 below and as may be further described in the Schedules to this Agreement (the "Support Services"); (iv) the Equipment listed in the Schedules to this Agreement (the "Equipment") and the grant of licenses and/or sublicenses to the operating software to such Equipment listed in the Schedules to this Agreement (the "Operating Software"); and

               (v) the maintenance services for the Equipment referred to in Paragraph 14 below and as may be further described in the Schedules to this Agreement (the "Maintenance Services").

     B. ADP may, from time to time during the term of this Agreement, provide Client, at Client's request, with services, applications software, operating software, software support services, equipment and equipment maintenance services which are then being provided by ADP and are not specifically covered by the Schedules hereto. The terms "Services", "Applications Software" and "Operating Software" (collectively the "Software"), "Support Services", "Equipment" and "Maintenance Services" shall automatically be amended from time to time to include all such additional services, application software, operating software, software support services, equipment and equipment maintenance services, as the case may be, which are provided by ADP to Client.

     C. ADP will provide the Services, Software, Support Services, Equipment and Maintenance Services within the continental United States in accordance with the terms, conditions and prices set forth in this Agreement and the Schedules hereto. At Client's request, ADP may, in its sole and absolute discretion, provide the Services, Software, Support Services, Equipment and Maintenance Services outside of the continental United States in accordance with prices to be mutually agreed upon, the terms and conditions of this Agreement and such other terms and conditions as may be mutually agreed to by ADP and Client, it being understood that changes to the terms and conditions of this Agreement and other agreed upon terms and conditions may be necessary to meet applicable laws, rules and regulations, and local market customs and requirements.

2.   TERM OF AGREEMENT.

     The term of this Agreement shall be for the period commencing the date this Agreement has been signed by an authorized officer of both ADP and Client and continuing until all Schedules hereto have terminated. The term of each Schedule shall be for the period indicated therein. Client's and ADP's continuing obligations under this Agreement and the Schedules hereto (including, without limitation, those relating to Client's payment of the charges referred to in Paragraph 3 below, and to the "ADP Products", the "Confidential Information" and the "Client Files" (all as hereinafter defined) shall survive the termination of this Agreement and the Schedules hereto.

3.   CHARGES.

     A. The initial charges for the Services, Software, Support Services, Equipment and Maintenance Services listed in the Schedules shall be as set forth in the applicable Schedules. The charges for any services, applications software, operating software, software support services, equipment and equipment maintenance services provided by ADP to Client which are not listed in the Schedules shall be mutually agreed to by ADP and Client and shall be in addition to the charges asked in the Schedules.

     B. The charges for any of the Services, Software, Support Services, Equipment and Maintenance Services listed in the Schedules may be changed by ADP only in the manner, and to the extent, set forth therein. The charges for any services, applications software, operating software, software support services, equipment and equipment maintenance services provided by ADP to Client which are not listed in the Schedules may be changed by ADP at any time and from time to time upon at least 30 days prior written notice to Client.

     C. Client will be invoiced for all supplies provided by ADP in preparing the various reports and documents required by the applicable Schedules at ADP's then current prices for such supplies.

     D. The cost of any conversion services provided pursuant to Paragraph 5 below, and/or for any equipment installation services provided pursuant to Paragraph 13 below, will be ADP's then prevailing nominal charges therefor.

     E. The communications charges set forth in the Schedules are based on current communication costs paid to common carriers and other communication vendors. ADP reserves the right to immediately pass on any increase or decrease in such charges to Client: no discounts shall apply to such increase or decrease. ADP may, to the extent set forth in the Schedules, charge Client administration fees for the services provided to Client pursuant to this Paragraph 3(E) and Paragraph 4 below.

     F. There shall be added to all charges invoiced Client pursuant to this Agreement and the Schedules hereto amounts equal to any applicable taxes, exclusive of taxes based on ADP's net income.

     G. Client by using any of the Services, Software, Support Services, Equipment and Maintenance Services agrees to pay, within 10 days after the date of any invoice from ADP, the then applicable charges for the Services, Software, Support Services, Equipment and Maintenance Services covered thereby. If Client fails to pay any amounts due under this Agreement and the Schedules hereto, Client shall, upon demand, pay interest at the rate of 1-1/2% per month (but in no event more than the highest interest rate allowable by law) on such delinquent amounts from the due date until the date of payment.

     H. Any security deposit set forth in a Schedule shall be paid by Client to ADP concurrently with Client's execution of the applicable Schedule. Such security deposit shall be held by ADP to ensure payment of charges accruing under the applicable Schedule. ADP may, in its sole discretion, use the Client's security deposit to offset any charges arising under this Agreement and any Schedule hereto which remain due and unpaid 30 days or more after any invoice date. ADP expressly reserves the right to require payment by the Client of additional security deposit funds whenever the amount on deposit is reduced as a consequence of the operation of this Paragraph 3(H) or whenever, in ADP's judgment, Client's ability to meet its obligations under this Agreement becomes impaired. Any security deposit will be refunded to Client, without interest, within 30 days after the termination of the Schedule as to which it relates, provided that Client has fulfilled all of the terms and conditions of this Agreement and the applicable Schedule. ADP may, at its option, apply Client's security deposit balance to Client's final invoice relating to such terminated Schedule.

4.   COMMUNICATIONS LINES AND EQUIPMENT.

     A. ADP may order, on Client's behalf, the installation of appropriate communications lines and equipment to enable Client to access the Services.

     B. ADP shall not be responsible for the reliability or continued availability of the communications lines and equipment used by Client in accessing the Services.

     C. Client shall be exclusively responsible for, and shall pay (in the manner set forth in the Schedules hereto), any and all installation, monthly and other charges arising in connection with the installation and use of communications lines and equipment used in connection with the Services.

5.   CONVERSION TO THE SERVICES.

     To the extent provided in the applicable Schedules, ADP will convert the applicable "Client Files" (as defined in Paragraph 11(A) below) to make them compatible with the Services being provided to Client. Client agrees to cooperate with ADP and provide ADP with all necessary information and assistance required for ADP to successfully convert all Client Files necessary to obtain the applicable Services. Client will assign a liaison person to assist and cooperate with ADP in any such conversion.

6.   AVAILABILITY OF THE SERVICES AND SUPPORT.

     A. ADP shall determine in accordance with its normal acceptance procedures when the Services being provided to Client are operational and available for Client's use.

     B. The Services, and ADP's support thereof, will be provided on a daily basis on each New York Stock Exchange trading day, and on any day on which trading may be suspended on the New York Stock Exchange but on which clearing activities are operational or on which the New York Stock Exchange is otherwise open for business. Except for the conversion services referred to in Paragraph 5 above and except as may be otherwise mutually agreed to by ADP and Client, none of the Services, and ADP's support thereof, shall be provided Saturdays, Sundays or legal holidays. The term "trading day" means any day on which the purchase or sale of securities, options and the like occurs.

     C. Hours for accessing and/or using any particular Service, and ADP's support thereof, will be those hours of those days that such particular Service, and the related support services, are generally made available by ADP. Such Service, and related support services, may also be available at other than normally designated hours; in such event Client may, at its option and subject to any additional charges therefor, use such Service, and/or related support services, at such other times.

7.   SCOPE OF THE SERVICES AND TRAINING.

     A. Client agrees that it will use the Services in accordance with such rules as may be established by ADP from time to time as set forth in any materials furnished by ADP to Client.

     B. Client will use the Services only for its own internal and proper business purposes and/or as an integral part of the services and/or products it provides to third parties and will not, except as permitted by the applicable Schedules, sell, lease, license or otherwise provide, directly or indirectly, any of the Services or any portion thereof to any third party.

     C. Prior to obtaining any Services from ADP, Client will obtain approval of each and every entity, if any, whose approval is required for the receipt of such Services

          (including, but not limited to, securities and commodities exchanges, associations of securities and/or commodities dealers, federal, state and local governmental entities and data base suppliers). Client shall comply with any conditions, restrictions, or limitations imposed by any of the aforementioned entities and shall pay all fees or charges such entities may impose. In addition, Client shall comply with the reporting requirements of the securities and commodities exchanges and associations of securities and/or commodities dealers. Such reporting requirements include furnishing ADP such information as may be required by the aforementioned entities. Failure of Client to comply with the requirements of this Paragraph 7(C) shall constitute a default under the provisions of Paragraph 20 below. CLIENT SHALL INDEMNIFY AND HOLD ADP HARMLESS FROM AND AGAINST ANY LOSS OR DAMAGE CAUSED BY REASON OF CLIENT'S FAILURE TO COMPLY WITH THE PROVISIONS OF THIS PARAGRAPH 7(C).

     D. ADP shall provide Client with training on using the Services in accordance with, and to the extent provided by, ADP's then prevailing practices and as may be further described in the Schedules to this Agreement.

8.   SOFTWARE.

     A. Client acknowledges that it is a licensee and/or sublicensee of ADP of the various Applications Software and Operating Software programs contained in the Software; Client accepts such licenses and/or sublicenses, as the case may be, from ADP for the Software upon the terms and conditions set forth in this Agreement.

     B. The licenses and/or sublicenses for the Software granted by ADP to Client hereunder convey personal, non-exclusive, non-transferable rights and licenses and/or sublicenses, as the case may be, to Client to use the Software in conjunction with the Services and/or the Equipment only.

     C. Except for Software for which Client has been granted a perpetual license as listed on the Schedules, all Software (including the magnetic or other physical media on which it is originally or subsequently recorded or fixed) will be returned by Client to ADP or will be completely deleted, erased or otherwise destroyed by Client, in accordance with ADP's instructions, promptly after the termination of the Schedule as to which it relates. Client shall, with respect to Software for which it has been granted a perpetual use license as listed on the Schedules, own the magnetic or other physical media on which the Software is originally or subsequently recorded or fixed; provided that Client shall not have any interest in the Software recorded on the original diskette copy(ies) and all subsequent copies of the Software (regardless of the form or media in or on which the original and other copies may subsequently exist), except to the extent of the limited licenses and/or sublicenses granted it under this Agreement.

9.   SOFTWARE SUPPORT SERVICES.

     A. ADP shall provide the specific Support Services set forth in the Schedules. As commercially released to its clients at no charge, ADP shall make available to Client, free of charge, all improvements, enhancements, modifications, updates, releases and revisions to the Software. All improvements, enhancements, modifications, updates, releases and revisions to the Software (which are not provided to Client under the immediately preceding sentence and which are not included in the Support Services) shall be provided to Client for ADP's then prevailing charges therefor.

     B. Client agrees to incorporate all improvements, enhancements, modifications, updates, releases and revisions to the Software delivered by ADP to Client into the Software. Client shall not, without the prior written consent of ADP, change or otherwise modify any Software.

     C. Any custom programming or custom program maintenance requested by Client will be provided by ADP on a time and materials basis at charges, terms and conditions to be mutually agreed to by ADP and Client (the "Client Software"). ADP reserves the right to determine if it will provide any such Client Software programming or maintenance services. ADP may independently develop software similar to the Client Software provided it does not infringe upon Client's ownership rights to the Client Software.

     D. Client may request ADP, from time to time hereunder and for ADP's then prevailing charges therefor, to approve Client Software developed by Client or a third party, or other software owned by Client or licensed by Client from a third party, for use in conjunction with the Services, Software and/or Equipment. ADP shall perform such procedures (as set forth in Paragraph 16 below), if any, as are, in ADP's sole and absolute discretion, necessary for it to determine whether it can give Client the approval sought by Client pursuant to this Paragraph 9(D). ADP will not provide Support Services for the software referred to in this Paragraph 9(D); any and all support for such software shall be Client's responsibility. Client will not use the software referred to in this Paragraph 9(D) in conjunction with the Services, Software and/or Equipment prior to complying with the steps set forth in Paragraph 15 below.

10.  OWNERSHIP, USE AND CONFIDENTIALITY OF ADP PRODUCTS.

     A. Client acknowledges that the Software, the data bases which are part of the Services, and the systems used by ADP in connection with the Services and related materials, and all copyrights, patents, trade secrets and other intellectual and proprietary rights therein and thereto (collectively, the "ADP Products") are and shall remain the exclusive and confidential property of ADP or the third parties for whom ADP is acting as agent or from whom ADP has obtained the right to use the ADP Products.

     B. Client may use the ADP Products only in conjunction with the Services, Software and Equipment. Client shall not copy, in whole or in part, the ADP Products or related documentation, whether in the form of computer media, printed or in any other form; provided, however, that Client may make an appropriate number of copies of the ADP Products for back-up purposes only. Client shall not make any alteration, change or modification to any of the ADP Products without ADP's prior written consent in each instance. CLIENT MAY NOT RECOMPILE, DECOMPILE, DISASSEMBLE, REVERSE ENGINEER, OR MAKE OR DISTRIBUTE ANY OTHER FORM OF, OR ANY DERIVATIVE WORK FROM, THE ADP PRODUCTS (INCLUDING THE SOFTWARE).

     C. Client shall treat as confidential and will not disclose or otherwise make available any of the ADP Products or any trade secrets, processes, proprietary data, information or documentation related thereto (collectively the "Confidential Information"), in any form, to any person other than employees of Client with a need-to-know. Client will instruct its employees who have access to the ADP Products and the Confidential Information to keep the same confidential, by using the same care and discretion that Client uses with respect to its own confidential property and trade secrets. Upon the termination of a Schedule for any reason, Client shall, except as set forth in Paragraph 8(C) above, return to ADP any and all copies of the ADP Products and the Confidential Information which are in its possession relating to such terminated Schedule.

11.  CONFIDENTIALITY OF CLIENT FILES; FILE SECURITY AND RETENTION.

     A. Any Client files or other information provided by Client to ADP for use with the Services and identified in writing as confidential (collectively the "Client Files") shall remain the exclusive and confidential property of Client. ADP shall treat as confidential and will not disclose or otherwise make available any Client Files to any person other than employees of ADP with a need-to-know. ADP will instruct its employees who have access to the Client Files to keep the same confidential by using the same care and discretion that ADP uses with respect to its own confidential property and trade secrets.

     B. ADP will provide reasonable security provisions to ensure that access to the Client Files is available only to Client. ADP reserves the right to issue and change regulations and procedures from time to time to improve file security.

     C. ADP will take reasonable precautions to prevent the loss of or alteration to the Client Files retained by ADP, but ADP cannot guarantee against any such loss or alteration. Accordingly, Client will keep copies of the source documents of the information delivered to ADP and will maintain procedures external to the ADP system for the identification of such losses and for the reconstruction of lost or altered Client Files, to the extent deemed necessary by Client.

     D. ADP shall retain the Client Files in accordance with, and to the extent provided by, ADP's then prevailing records retention policies.

12.  EQUIPMENT - RISK OF LOSS; OWNERSHIP.

     A. Title to any Equipment purchased by Client shall pass to Client at the point of shipment; title to any Equipment which is not purchased by Client shall remain with ADP. Client shall have the option of obtaining additional equipment (in addition to the Equipment) from any third party; provided that, such equipment: (i) must be compatible to the Equipment and have complied with the procedures set forth in Paragraph 15 below (for which Client has paid ADP its then prevailing charges therefor), and (ii) shall be maintained in the manner provided for in Paragraph 14 below.

     B. Client shall assume all risk of loss or damage to any Equipment on which title has passed to Client. No loss, theft or damage to the Equipment after the passage of title to Client shall relieve Client of its obligations to pay the charges due, or perform any of its other obligations under this Agreement.

     C. ADP reserves a purchase money security interest in any Equipment being purchased by Client in the amount of the unpaid balance of the purchase price until payment in full of such purchase price. A financing statement under the Uniform Commercial Code may be filed with the appropriate public authorities and Client agrees to sign any forms presented to it which are necessary to protect ADP's security interest therein.

13.  EQUIPMENT - INSTALLATION AND ENVIRONMENTAL SPECIFICATIONS.

     A. Client shall provide a suitable installation environment for the Equipment as described in ADP's environmental specifications set forth in the Schedules (the "Environmental Specifications"). Client shall provide and install all wiring and cabling required for installation of the Equipment, shall provide an ordinary telephone extension within 10 feet of where the Equipment will be installed, and shall install all electrical and other utilities specified in the Environmental Specifications. The Equipment shall be installed and placed in good working order by Client, ADP or ADP's designee, as indicated in the Schedules.

     B. Client will at all times maintain the location at which the Equipment is installed in accordance with the Environmental Specifications.

14.  EQUIPMENT MAINTENANCE SERVICES.

     A. ADP, or its designee, shall provide Maintenance Services for the Equipment and additional equipment referred to in Paragraph 12 above (to the extent set forth in the Schedules). Any and all maintenance for Equipment and additional equipment referred to in Paragraph 12 above (to the extent set forth in the Schedules). Any and all maintenance for Equipment and additional equipment not maintained by ADP, or its designee, will be client's responsibility.

     B. For the equipment and additional equipment it is maintaining, ADP, or its designee, shall provide normal on-site remedial Maintenance Services during the hours such on-site remedial Maintenance Services are then generally provided by ADP to its clients and as may be further described in the Schedules, excluding New York Stock Exchange observed holidays; preventive Maintenance Services shall be provided as determined necessary by ADP, or its designee, and shall be performed during the same hours as on-site remedial Maintenance Services are provided.

     C. Maintenance Services include replacement of all unserviceable parts. Replaced parts become the property of ADP.

     D. Maintenance Services do not include (and ADP shall charge Client ADP's then prevailing normal charges for providing):

          (i) Electrical work external to the Equipment and additional equipment.

          (ii) Maintenance of accessories, attachments, or other devices not covered by the Schedules.

          (iii) Furnishing platens, ribbons, tapes, diskettes, supplies or accessories, painting or refinishing, making specification changes or performing services connected with installation, removal or relocation of Equipment and additional equipment or adding or removing accessories, attachments or other devices unless specifically agreed to. The replacement of parts such as cathode ray tubes is limited to failure of such parts and does not include such occurrences as burnt phosphor of the CRT screen.

          (iv) Such other services which are impractical for ADP or its designee to render because of alterations not approved by ADP to the Equipment and additional equipment.

          (v) Repair of any Equipment or additional equipment problem caused by non-ADP representatives performing maintenance or repair of such Equipment or additional equipment, unless approved by ADP.

          (vi) Repair or damage resulting from (a) fire, theft, disaster, catastrophe or acts of God, transportation, neglect or misuse, power failure, communications line or equipment failure, (b) failure of foreign interconnect equipment, (c) use of the Equipment or additional equipment for purposes other than for which it was designed, (d) alterations or attachments to, or the use of accessories or supplies not suitable for, the Equipment or additional equipment, (e) operational errors, fault or negligence of the Client or (f) causes other than ordinary wear and tear.

          (vii) Repair of damage or increase in repair service time caused by non-compliance with the Environmental Specifications, or Client's improper use, management or supervision of the Equipment or additional equipment (including, without limitation, the use of supplies, disc packs, diskettes, tapes and tape cartridges not designated in writing by ADP as suitable for use with the Equipment or additional equipment).

          (viii) Repair of damage resulting from problems in the Software if, without the approval of ADP, (a) the Software has been altered in any way not permitted by Paragraph 9 above, or (b) software, other than the Software and other software previously approved by ADP in accordance with the provision set forth in Paragraph 15 below, has been installed in the Equipment or the additional equipment.

     E. Client shall permit ADP, or its designee, to have complete access to the Equipment and the additional equipment being maintained by it during normal business hours.

15.  NON-ADP PROVIDED SOFTWARE AND EQUIPMENT.

     When Client requests ADP to give it the approval referred to in Paragraphs 9(D) or 12(A) above, ADP will promptly notify Client if ADP reasonably believes (after being advised of Client's intentions and having reasonable time to review, to the extent it determines necessary in its sole and absolute discretion, the likely effect of the proposed software or equipment addition) that such software or equipment will degrade the performance of the Services, Software and/or Equipment below their respective specifications and/or will increase the Support Services and/or Maintenance Services which ADP, or its designee, will have to perform on the Software or the Equipment, and the reasons for such belief. Client will, upon request, demonstrate to ADP that degradation in Services, Software and/or Equipment performance or increase in Support Services or Maintenance Services is unlikely. If ADP determines that such degradation in Services, Software and/or Equipment performance or increase in Support Services or Maintenance Services is likely, ADP shall demonstrate such anticipated performance degradation in Services, Software and/or Equipment or increased Support Services or Maintenance Services, and Client shall have the option of:

     (i) responding to such problems and satisfying ADP, in accordance with criteria to be mutually agreed to by ADP and Client, that the performance of the Services, Software and Equipment will not be degraded, and/or the Support Services or Maintenance Services required to be performed by ADP, or its designee, will not be increased, by such additional software or equipment, provided that ADP's consent shall not be unreasonably withheld; or

     (ii) as a condition of receiving ADP's approval for the use of the software or equipment in question, agreeing with ADP as to appropriate changes in ADP's warranties set forth in Paragraph 15 below, and in ADP's Support Services under Paragraph 9 above and/or Maintenance Services under Paragraph 14 above (and ADP's charges therefor), in order to enable ADP not to be in breach of its obligations under Paragraphs 9, 14 and 16 hereof.

     Client agrees it will not add any software or equipment that would degrade the services ADP provides to its other clients, provided that ADP demonstrates to Client such anticipated degradation.

16.  WARRANTY.

     A. ADP warrants that the Services, the Software and the Client Software which may be developed by ADP pursuant to Paragraph 9(C) above will conform to their respective functional and technical specifications. Such specifications are subject to amendment, from time to time, by ADP in which case the Services, Software and ADP-developed Client Software will conform to their modified respective functional and technical specifications. This warranty shall not extend to Software and ADP-developed Client Software which has been altered, changed or modified in any way, not permitted by Paragraph 9 above, without ADP's prior written consent in each instance.

     B. ADP represents and warrants that the Equipment and additional equipment which is maintained by ADP, or its designee, will be in good working order during the period it is maintained by ADP hereunder. This warranty shall not extend to Equipment and/or additional equipment that has been subjected to misuse, neglect or accident or which shall have been altered or repaired other than by ADP, or its designee.

     C. ADP warrants to Client that, except as provided in Paragraph 12(C) above, good title to the Equipment purchased from ADP shall be transferred to Client, free and clear of all liens, claims, encumbrances and security interests whatsoever.

     D. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, THE SOFTWARE, THE ADP-DEVELOPED CLIENT SOFTWARE, THE EQUIPMENT, THE ADDITIONAL EQUIPMENT, THE

          SUPPORT SERVICES AND/OR THE MAINTENANCE SERVICES INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MECHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

17.  LIMITATION OF LIABILITY.

     A. ADP's sole liability to Client or any third party for any claims, notwithstanding the form of such claims (e.g., contract, negligence, or otherwise), arising out of errors or omissions in the Services provided or to be provided by ADP hereunder and pursuant to the Schedules and caused solely by ADP shall be to furnish the correct report or data and to correct the applicable Client Files, provided that Client promptly advises ADP thereof.

     B. ADP will make every reasonable effort to have the Services available during the hours referred to in Paragraph 8 above. However, ADP cannot and does not guarantee such availability. Accordingly, ADP's sole liability to Client or any third party for claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of (i) the interruption in or delay of the Services provided or to be provided by ADP hereunder and pursuant to the Schedules of (ii) the unavailability of the ADP system, shall be to use its best efforts to resume the Services and/or to make the ADP system available, as promptly as reasonably practicable.

     C. ADP shall not have any obligation or liability to Client or any third party (i) relating to, or arising out of displaying or furnishing of data bases and/or securities and/or commodities information and prices, and related market and statistical information and prices based on such data bases or securities and/or commodities information and prices, (ii) for errors or omissions in collecting, processing, disseminating or displaying the same, or (iii) for the accuracy of data bases or securities or commodities information and prices, and related market and statistical information and prices displayed, carried or furnished by or through the Services, Software, Client Software developed by ADP pursuant to Paragraph 9(C) above, Equipment and/or additional equipment maintained by ADP. ADP shall not have any liability or obligation for the accuracy or display of Client's data and information, and with respect thereto Client shall defend, indemnify, save and hold harmless ADP, its successors and assigns against any and all actions, proceedings, claims, liabilities, demands and costs, damages, losses and expenses (including, but not limited to, reasonable attorney's fees) to which ADP may be subjected by furnishing such data and information or by reason of, but not limited to, any delays, errors, inaccuracies or omissions whatsoever with respect to the furnishing of such data and information.

     D. ADP shall not have any liability under this Agreement and the Schedules hereto for any money damages resulting from claims made by Client or any third party for any and all causes covered by Paragraphs 17(A), 17(B), and 17(C) above. ADP's sole liability under this Agreement and the Schedules hereto for money damages resulting from claims made by Client or any third party arising from or related to any and all causes not covered by Paragraphs 17(A), 17(B) and 17(C) above shall not exceed the lesser of
          (i) the amount of actual damages incurred by Client, and (ii) the amount which will not exceed one month's average total monthly charges paid by Client for the particular Services, Software, ADP-developed Client Software, Equipment, Support Services or Maintenance Services as to which Client's claim relates during the twelve months preceding the month in which the damage or injury is alleged to have occurred, or such lesser number of months if Client has not received twelve months of the applicable Services, Software, ADP-developed Client Software, Equipment, Support Services or Maintenance Services. Such damages shall be the full extent of ADP's monetary liability under this Agreement and the Schedules hereto regardless of this form in which any such legal or equitable claim or action may be asserted against ADP and shall constitute Client's sole monetary remedy.

     E. ADP shall not be liable or deemed to be in default for any delay or failure to perform under this Agreement and the Schedules hereto or for interruption of the Services, Software, ADP-developed Client Software, Equipment, additional equipment maintained by ADP, Support Services and/or Maintenance Services resulting directly or indirectly from any cause beyond ADP's reasonable control.

     F. As used in Paragraphs 17(A), 17(B), 17(C), 17(D) and 17(E) above, the term "ADP" shall be deemed to include each third party who provides ADP with any portion of the Services, Software, ADP-developed Client Software, Equipment, Support Services or Maintenance Services being provided, or which will be provided to, Client. Such third party shall not have any direct or indirect liability to Client for monetary damage on account of the Services, Software, ADP-developed Client Software, Equipment, Support Services or Maintenance Services provided, or to be provided, by ADP hereunder.

     G. IN NO EVENT WILL ADP BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH CLIENT MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT AND THE SCHEDULES HERETO, EVEN IF ADP HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

18.  LAWS AND GOVERNMENTAL REGULATIONS.

     A. Client shall be responsible (i) for compliance with all laws and governmental regulations affecting its business and (ii) for any use it may make of the Services to assist it in complying with such laws and governmental regulations, and ADP shall not have any responsibility relating thereto (including, without limitation, advising Client of Client's responsibilities in complying with any laws or governmental regulations affecting Client's business). While ADP shall not have any responsibility for Client's compliance with the laws and regulations referred to above, ADP agrees to use its best efforts to cause the applicable Services to be designed in such a manner that they will be able to assist Client in complying with its applicable legal and regulatory responsibilities; in no event shall Client rely solely on its use of the Services in complying with any laws and governmental regulations.

     B. If after the date hereof any modifications to the Services shall be legally required, ADP shall, except to the extent such changes may be beyond the capability of ADP to implement, modify the Services appropriately, if providing any of the Services to Client hereunder violates, or in ADP's opinion is likely to violate, any laws or governmental regulations, ADP may, upon written notice to Client, immediately cease providing the affected Services to Client.

19.  PROPRIETARY RIGHTS INFRINGEMENT.

     A. With respect to the Equipment and all Software not developed by ADP, to the extent permitted under ADP's agreement with manufacturers of the Equipment and licensees of the non-ADP developed Software, ADP agrees to pass on to Client the Equipment manufacturers' and non-ADP developed Software licensors' proprietary rights infringement indemnification obligations; provided, however, that Client acknowledges that the Equipment manufacturers and non-ADP developed Software licensors shall be fully responsible for the payment of any award under the terms of their agreements with ADP and that ADP shall not have any responsibility relating thereto.

     B. With respect to the Software, and/or the Client Software, developed by ADP, ADP warrants that such Software and/or ADP-developed Client Software is free from any claim or infringement of any United States patent, copyright, trademark or trade secret. ADP shall indemnify and hold Client harmless from any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of any infringement by such Software and/or ADP-developed Client Software of any United States patent, copyright, trademark or trade secret of any third party providing that:

          (i) promptly after becoming aware of the existence of any claim or litigation for which indemnity may be sought under this Paragraph 19(B), Client shall give ADP written notice thereof, together with any and all documentation related to such claim or litigation;

          (ii) ADP shall have full control over the defense and settlement of any claim or litigation for which indemnification is sought under this Paragraph 19(B); and

          (iii) Client shall cooperate with ADP in every reasonable way, at ADP's expense, to facilitate the defense or settlement or any such claim or litigation.

          If Client is enjoined or otherwise prohibited from using such Software and/or ADP-developed Client Software, ADP shall, at its sole expense and at ADP's option, (x) procure for Client the right to continue using such Software and/or ADP-developed Client Software, or (y) substitute a non-infringing version of such Software and/or ADP-developed Client Software in a manner satisfactory to Client so that such Software and/or ADP-developed Client Software becomes non-infringing and still performs to its applicable functional and technical specifications.

     C. ADP shall have no liability for any claims of patent, copyright, trademark or trade secret infringement based on Client's use of the Equipment, the Software, and/or ADP-developed Client Software, in combination with software, equipment, data or services not supplied by ADP as part of this Agreement and the Schedules hereto (even if the procedures set forth in Paragraph 15 above have been complied with in connection therewith) or resulting from any modification or attempted modification of such Equipment, Software or ADP-developed Client Software made by anyone other than ADP, or its designee.

20.  DEFAULT BY CLIENT; REMEDIES UPON DEFAULT.

     Should Client (a) fail to pay when due any sums of money due hereunder or pursuant to any of the Schedules hereto, (b) default in the performance of any of its other obligations under this Agreement or any of the Schedules hereto, or (c) commit an act of bankruptcy or become the subject of any proceeding under the Bankruptcy Act or any state bankruptcy law, or become insolvent, or have any substantial part of its property become subject to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency, then, in any such event, ADP, at its option, may, upon written notice thereof, (i) terminate this Agreement and/or any or all of the Schedules hereto, (ii) declare all amounts due and to become due under this Agreement and/or any or all of the Schedules hereto immediately due and payable, (iii) whether or not this Agreement and/or any or all of the Schedules hereto are terminated take immediate possession of any or all of the items of purchased Equipment not fully paid for, wherever situated and for such purpose enter upon any premises without liability for so doing, and (iv) sell, dispose of, hold, use or lease any items of purchased Equipment not fully paid for, as ADP, in its sole discretion, may decide. Client agrees to reimburse ADP for any and all expenses ADP may incur, including reasonable attorney fees, in taking any of the foregoing actions. The remedies contained in this Paragraph 20 are cumulative and are in addition to all other rights and remedies available to ADP under this Agreement and the Schedules hereto, by operation of law or otherwise.

21.  PURCHASE OR FINANCING OF EQUIPMENT.

     A. ADP agrees that, for the purposes of purchasing and financing of Equipment to be purchased from ADP, Client may, at its option, either
          (i) purchase the Equipment directly from ADP, (ii) purchase the Equipment directly from ADP and then resell it to a third party financing organization, which will then lease the Equipment to Client or (iii) arrange to have a third party financing organization purchase the Equipment directly from ADP for the sole purpose of leasing the Equipment to Client under the conditions set forth in Paragraph 21(B) below.

     B.   (i)    ADP's obligations under this Agreement and the applicable
                 Schedules relating to the Equipment shall run solely to Client.
                 ADP shall have no obligations under this Agreement and the applicable Schedules relating to the Equipment to any third party (including without limitation obligations for Maintenance
                 Services);

          (ii) Any Equipment sold to third parties in accordance with this Paragraph 21 shall have the sole warranty that the Equipment will be in good working order when delivered to the applicable third party and, except to the extent set forth in Paragraph 12(C) above, will be, at the time of such delivery, free and clear of all liens, claims and encumbrances. EXCEPT AS STATED ABOVE AND AS SET FORTH IN THIS AGREEMENT AND THE APPLICABLE SCHEDULES, THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE).

          (iii) Client shall guarantee all obligations of the third party purchasing the Equipment hereunder to ADP, including timely payment.

22.  GENERAL.

     A. Client acknowledges that it has not been induced to enter into this Agreement and the Schedules hereto by any representation or warranty not set forth in this Agreement and the Schedules hereto. This Agreement and the Schedules hereto contain the entire agreement of the parties with respect to their subject matter and supersede all existing agreements and all other oral, written or other communications between them concerning their subject matter. This Agreement and the Schedules hereto shall not be modified in any way except by a writing signed by both parties.

     B. This Agreement and the Schedules hereto may not be assigned by Client, without ADP's prior written consent. This Agreement and the Schedules hereto shall be binding upon and shall inure to the benefit of ADP and Client and their respective successors and permitted assigns.

     C. If any provision of this Agreement and the Schedules hereto (or any portion hereof or thereof) shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement and the Schedules hereto shall not in any way be affected or impaired thereby.

     D. All notices shall be in writing and shall be forwarded by registered or certified mail and sent to ADP and Client at the addresses set forth on the first page of this Agreement or to any other address designated in writing hereafter. Any notice to ADP shall be sent:
          Attention: President, Brokerage Information Services Group, and shall include a copy to Automatic Data Processing, Inc., One ADP Boulevard, Roseland, New Jersey 07088, Attention: General Counsel.

     E. The headings in this Agreement and the Schedules hereto are intended for convenience of reference and shall not affect their interpretation.

     F. The individuals executing this Agreement and the Schedules hereto on behalf of ADP and Client each represent and warrant that they are duly authorized by all necessary action to exercise this Agreement and the Schedules hereto on behalf of their respective principals.

     G. A breach of any provision of Paragraph 10 or 11 of this Agreement will cause ADP or Client, as the case may be, irreparable injury and damage and therefore may be enjoined through injunctive proceedings in addition to any other rights or remedies which may be available to such party, at law or in equity.

     H. This Agreement and the Schedules hereto shall be governed in all respects by the laws of the State of New Jersey, without giving effect to principles of conflicts of law.

-------------------------------------------------------------------------------
                 ADP                                       CLIENT
      SECURITIES INDUSTRY SOFTWARE              WEB STREET SECURITIES, INC.

Approved by: /s/ Frederick J. Koczwara   Approved by: /s/ Stuart Cohn

Name: Frederick J. Koczwara              Name: Stuart Cohn

Title: Senior Vice President             Title: Executive Vice President

Date: 3/24/00                            Date: 3/10/00
-------------------------------------------------------------------------------

THIS AGREEMENT SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AN AUTHORIZED OFFICER OF BOTH ADP AND CLIENT.
-------------------------------------------------------------------------------

                                AMENDMENT NO. 1


Reference is made to the Master Services Agreement dated the date hereof (the "Agreement"), between ADP FINANCIAL INFORMATION SERVICES, INC. ("ADP") and WEB STREET SECURITIES, INC. ("Client").

Unless otherwise defined herein, all capitalized terms defined in the Agreement shall have the same meanings when used herein.

1.   The Agreement is hereby amended as follows:

     (a)  Paragraph 3.G is amended and restated as follows:

          "Client, by using any of the Services, Software, Support Services, Equipment and Maintenance Services agrees to pay, within 10 days of receipt of any invoice from ADP, the then applicable charges for the Services, Software, Support Services, Equipment and Maintenance Services covered thereby, provided that Client will not be deemed to be in default of this Agreement if Client pays such invoice afer such 10 day period, but only if (i) such payment is made to ADP within 60 days after receipt of such invoice and (ii) such payment is made together with interest accrued on the invoiced amount from the 10th day after receipt of such invoice. Interest on any overdue amounts hereunder shall accrue at the rate of 1-1/2% per month (but in no event more than the highest interest rate allowable by law) from the date due through and including the date of payment. Further, for the purposes of this Agreement, an invoice will be presumed to have been received by Client by the fifth day following ADP's deposit of such invoice in the U.S. mail, or the day following ADP's deposit of such invoice in the U.S. mail, or the day following ADP's delivery of such invoice to a nationally recognized overnight courier service, as the case may be."

     (b)  Paragraph 3.H is deleted in its entirety.

     (c)  Paragraph 4.A is amended and restated as follows:

          "Upon receipt of Client's prior written consent, ADP will arrange (at Client's cost) the installation of appropriate communications lines and equipment to enable Client to access the Services. In the event that ADP recommends Client install communications lines and/or equipment and Client does not provide such consent, ADP shall not be responsible for any degradation of the Services."

     (d) Paragraph 11 is amended by deleting the words "in writing" from the first sentence.

2.   General.
     -------

     (a) Except as expressly amended and supplemented by this Amendment No. 1, the Agreement remains in full force and effect.

     (b) In the event of any conflict between the terms and conditions of this Amendment No. 1 and the terms and conditions of the Agreement, the terms and conditions of this Amendment No. 1 shall prevail.

ADP FINANCIAL INFORMATION             WEB STREET SECURITIES, INC.
SERVICES, INC.

By: /s/ Frederick J. Koczwara         By: /s/ Stuart Cohn

Name and                              Name and
Title:   Frederick J. Koczwara        Title:   Stuart Cohn
         Senior Vice President                 Executive Vice President

Date: 3/24/00                         Date: 3/10/00

THIS AMENDMENT NO. 1 SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AN AUTHORIZED OFFICER OF ADP.

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------


                                 Schedule No. 1
                 to Master Services Agreement (the "Agreement")
                    between Securities Industry Software and
                   Web Street Securities, Inc. (the "Client")

Client:   Web Street Securities, Inc.
Address:  510 Lake Cook Road, 4th Floor
City:     Deerfield             State:  IL                   Zip Code: 60015

Securities Industry Software, a division of ADP Financial Information Services, Inc. ("ADP"), agrees to provide Client with the services set forth on the Exhibits attached hereto and made a part hereof pursuant to and in accordance with the terms and conditions of the above Master Services Agreement (the "Agreement") to which this Schedule forms a part. All terms defined in the Agreement shall have the same meanings when used herein.

TERM OF SCHEDULE

The initial term of this Schedule shall be for the period commencing the date this Schedule is signed by an authorized officer of ADP (the "Effective Date") and ending six years after the date the services are first provided by ADP to Client on a live basis (the "Initial Schedule Term") and shall continue thereafter unless terminated by either party upon at least 180 days prior written notice to the other.

CHARGES

A. Client shall pay ADP such charges as are indicated in each of the Exhibits attached hereto, as applicable (collectively, "Charges"). ADP may increase Charges at any time and from time to time, but not more often than once in any 12-month period, by an amount equal to the greater of (i) 5% and (ii) the cumulative percentage increase of the United States Consumer Price Index for Urban Households, published by the Bureau of Labor Statistics, United States Department of Labor (or its successor index) (the "CPI") during the period beginning on the date of the prior increase (or, in the case of the initial increase, the date the Services are first provided by ADP to Client on a live basis) and ending on the latest day included in the latest CPI calculation published at the time of such price increase.

B. Notwithstanding the foregoing, (i) ADP shall not increase Service Charges indicated on Exhibit A for a period of 24 months commencing on the date the Services are first provided by ADP to Client on a live basis, and (ii) Charges (excluding pass-throughs) will automatically increase by 10% upon expiration of the initial Schedule Term and the subsequent continuance of this Agreement.

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------

C. ADP shall be entitled to the recovery of charges incurred as a result of special requests for reports made by authorized government agencies.

D. There will be minimum monthly charges as set forth in the Exhibits attached hereto.

E. Client shall be entitled to a credit equal to ***, to be applied against processing charges on a monthly basis, pro-rated over the first six months of the Initial Schedule Term beginning with the month during which the Services are first provided by ADP to Client on a live basis (the "Processing Credit"), provided that Client continues to process trades and cancels through the Brokerage Accounting System ("BAS") as provided for in Exhibit A of this Schedule. Should Client cease processing trades and cancels through the BAS, then, notwithstanding the fact that the Agreement remains in full force and effect, the Processing Credit shall thereupon be terminated, and may not be applied against charges for any other Service or combination of Services provided for in the Agreement.

F. ADP will initially convert the applicable Client Files in accordance with the terms of the Agreement to make them compatible with the Services purchased by Client pursuant to this Schedule. Actual conversion and de-conversion services and pricing will be in accordance with ADP's normal charges for such work or as set forth in the Exhibits attached hereto.

G. Subject to the conditions described herein, Client may purchase a License Agreement for the use of the Services on an in-house basis. Client shall accrue credits equaling 10% of annual Service Charges, to be applied towards purchase of the License Agreement. The accrued credit shall not exceed $2,000,000 and may be applied to such purchase no earlier than the 25th month of the Initial Schedule Term.

CHANGE OF CONTROL AND EARLY TERMINATION

Client may terminate this Agreement without penalty prior to the expiration of the Initial Schedule Term in the event that Client has been (or has entered into an agreement to be) acquired by, or merged or consolidated with, an unaffiliated third party (a "Change of Control Event"). Client will notify ADP in writing at least 90 days prior to the effective date of such Change of Control Event, which date shall be deemed the date of termination of this Agreement (the "Termination Date"), provided (1) Client (or its successor or acquirer, as the case may be) has demonstrated to ADP's reasonable satisfaction that such Change of Control Event has occurred, (2) Client has discontinued use of ADP's Services effective the Termination Date and (3) Client has paid in full all amounts owing hereunder through the Termination Date.

Should Client terminate the Agreement prior to the expiration of the Initial Schedule Term or cease use of ADP's Brokerage Accounting System ("BAS"), for any other reason, Client shall pay to ADP an Agreement Termination Penalty fee equal to the number of months remaining in the term

***This information is omitted pursuant to a confidential treatment request filed with the SEC.

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------

of the Agreement multiplied by $225,000. In this event, the Agreement Termination Penalty fee shall replace the Monthly Service Processing Minimum.

SERVICE LEVEL PERFORMANCE AND EARLY TERMINATION

ADP intends to provide its Services set forth herein, during the normal course of business, within its best ability and control such that (i) during market hours when an exchange is functioning, the real-time order entry (OMS) and brokerage accounting system (BAS) will remain available to the client without loss of functionality or degradation of timeliness, or under certain high activity market conditions an acceptable linear degradation of timeliness, (ii) during the batch cycle (approximately 6 p.m. to 7.a.m. MST) OMS order entry and inquiry and BAS inquiry will remain available to the client without loss of functionality or degradation of timeliness and the batch cycle will be completed with system unrestricted by 7 a.m. MST.

Systems and events outside of ADP's control shall include, but not be limited to:

     .    Hardware components and operating system failures
     .    Telecommunication failures
     . Third party processes or systems like exchanges, SIAC, pricing Services, ECNs or third market execution providers
     .    Software and/or hardware owned or controlled by Client

In the event service levels with the control of ADP fall below what ADP normally provides to its three largest volume service bureau customers, or to a level that Client believes in good faith has or will cause a material loss of customers and/or revenues, ADP shall within 15 business days after receipt of written notice by Client, cure the problem and take all reasonable measures necessary to prevent a similar problem from occurring again. If ADP fails to provide such cure within 15 business days, Client, at its option, may terminate this Agreement without penalty at any time after the 18-month anniversary of the date the Services are first provided by ADP to Client on a live basis, provided
(1) Client delivers a written notice of termination to ADP at least 90 days prior to the proposed Termination Date and (2) Client has paid in full all amounts owing hereunder through the Termination Date.

In the event of early termination at the option of Client pursuant to this section, ADP agrees to cooperate fully and in good faith for a period of up to 12 months after the Termination Date to assist Client in converting its order processing and related back office accounting systems to a different vendor. Client agrees that to the extent ADP performs any transition services after the Termination Date, Client will pay for such transition services on a monthly basis, within 10 days of receipt of an invoice, in accordance with ADP's then-current rates.

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------

AVAILABILITY OF THE SERVICES

The Services will generally be made available 24 hours per day, 7 days per week. However, the Services will not be available during the following periods:

     1.   Batch restrictions, daily.  Client and ADP shall agree upon a specific
          ------------------
          time for the commencement of batch processing. At such agreed-upon time, the Services will be unavailable for a period of approximately 5 minutes in order to change the computer system data. Upon completion of the date change, and throughout the batch processing period, the Services will be limited to inquiry, account setup, security master setup, and order entry functions. Upon completion of batch processing, the Services will be available on an unrestricted basis, except as noted below.

     2.   Full system backups, monthly.  Client will be notified prior to
          -------------------
          occurrence - maintenance will normally be scheduled between 5:00 p.m. MST on Saturday and 10:00 a.m. on Sunday, during which time Services will be unavailable.

     3.   Database reorganization, as required.  Client will be notified prior
          -----------------------
          to occurrence.

     4.   Periodic Hardware/Software Maintenance, as required.  Client will be
          --------------------------------------
          notified prior to occurrence - maintenance will normally be scheduled between 5:00 p.m. MST on Saturday and 10:00 a.m. on Sunday, during which time Services will be unavailable.

     5.   Testing and implementation of Commission Schedules and new Real-Time
          --------------------------------------------------------------------
          Software, which would interrupt availability of Real-Time Services.
          --------
          Occurrences will be scheduled as necessary, with prior Client notification.

     6.   Emergency System Maintenance Procedures may occasionally require an
          ---------------------------------------
          interruption of Service availability without Client notification.

RETURN OF RECORDS

Upon termination of the Agreement for any reason, ADP, at Client's request, will provide a magnetic tape of all of Client's records then retained by ADP, provided that ADP has been paid for all amounts owing hereunder and, provided further, that ADP is paid at its then standard prices for providing the services necessary to return such records.

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------

ATTACHED EXHIBITS

Exhibit A:  Service Bureau Services

Exhibit B:  Special Services

THIS SCHEDULE IS SUBJECT TO, AND PART OF, THE AGREEMENT AS FULLY AS IF IT WERE SET FORTH THEREIN IN ITS ENTIRETY, IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THE PROVISIONS OF THIS SCHEDULE, THE PROVISIONS OF THIS SCHEDULE SHALL PREVAIL.

Securities Industry Software          Web Street Securities, Inc.

By: /s/ Frederick J. Koczwara         By: /s/ Stuart Cohn

Name and                              Name and
Title:   Frederick J. Koczwara        Title:   Stuart Cohn
         Senior Vice President                 Executive Vice President

Date: 3/24/00                         Date: 3/10/00

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------


                      EXHIBIT A - SERVICE BUREAU SERVICES


Monthly Service Processing Minimum/1/    ***


                          BROKERAGE ACCOUNTING SYSTEM

PRODUCT OVERVIEW
----------------

The Brokerage Accounting System (BAS) is a real-time, integrated system which encompasses a wide range of brokerage accounting requirements. Parameters are used to customize the system to reflect Client's organization, policies, operational procedures, etc. Client management will establish the information to be used for major calculations, report production, automatic entries and customer-related file maintenance.

TRADE/2/ /CANCEL CHARGE
-----------------------

Electronic/2/ Trades and Cancels

     First 300,000 trades/cancels per month   *** each
     Next 150,000 trades/cancels per month    *** each
     Next 150,000 trades/cancels per month    *** each
     Next 150,000 trades/cancels per month    *** each
     Over 750,000 trades/cancels per month    *** each

_________________

/1/ Monthly Service Processing Minimum relates to the service bureau processing activity for the ADP products listed in Exhibit A. The following fees may not be applied toward the monthly minimum charge: taxes, freight, communication or equipment fees, special requests, terminal/printer adjustment fees, port charges, blue sheet reporting, out-of-pocket expenses, Year-End processing charges, and third party charges.

/2/ A "Trade" is defined as an execution, cancellation after execution or correction after execution.

/3/ An Electronic Trade is a retail customer trade execution, cancellation after execution, or correction after execution, which originates via electronic media and is electronically transmitted to the ADP Internet interface for processing.


*** This information is omitted pursuant to a confidential treatment request filed with the SEC.

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------

                                 ACH SUBSYSTEM

PRODUCT OVERVIEW
----------------

The ACH subsystem ("ACH") provides Client with the ability to make outbound electronic transfers of funds to Client's customers' (each a "Customer") bank checking or savings accounts. For Client-defined cash transactions for Customer accounts coded "ACH" (cash accounts only), the back office will create a debit or a credit which is then transmitted to each Client's originating depository financial institution ("ODFI"), where a settlement account is maintained. Authorized transactions are then forwarded through ACH to the correct destination, and the appropriate Customer account is debited or credited.

STANDARD FEATURES/SERVICES
--------------------------

 .    Transactions supported include:
     - Requests for withdrawals and deposits for trade buy/sell funds
     - Client dividends/bond interest payables and receivables
 .    Real-time access to ACH balance inquiry through Function 7
 .    Parameters can be set for Client and customer-level processing
 .    Management sets limits on types of trades and other options, making the system customized for each user (at the Client level)
 .    Bank pre-notification of new Customer ACH processing is automatically initiated
 .    Inquiry options show account status, last activity, type of activity allowed, etc.
 .    On-line edits and audit checks reduce entry errors
 .    Access control and security options help prevent unauthorized entries
 .    Customized trailer messages can appear on the Customers' bank statements
 .    Pending ACH transmissions can be accessed on-line for inquiries, additions, changes, or deletions until transmitted and used to update general ledger and customer money balance files
 .    Reports detail postings, exceptions, audit trails and pending activity, etc. are easy-to-read
 .    Funds are available within 24-48 hours

DISCLOSURE STATEMENT: ACH does not contain any system of reconciliation of bank-rejected ACH transactions (i.e. NSF). By design, ACH does not receive input concerning rejected items from the Originating Depository Financial Institution, the Receiving Depository Financial Institution, or the Federal Reserve Bank, nor will any reports of such items be generated by the subsystem. Client should solicit prompt notification of any rejected ACH transactions from the ODFI, RDFI, or Federal Reserve Bank, and should reconcile all ACH activity with its primary financial institution.

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------

NOTE: ADP requires Client to meet certain standards regarding formats and communications protocols in developing interfaces to the ODFIs.

CHARGES
-------

Set-up Charge:

     If ADP communications standards are not used, set-up charges will apply.
                                         ---
     If a non-standard protocol is required, time and materials will be charged for each ODFI or correspondent set-up. If ADP communication and protocol standards are used, no set-up charges will be incurred.
               ---

Monthly Fee/4/:

     $0.25 per ACH transaction, with a minimum of $500.00/month per ODFI or per correspondent.

DISCLAIMER: ADP reserves the right to charge Client for time and materials in connection with assistance in solving posting or other problems related to ODFI non-receipt or incorrect receipt of transmissions.

                      AUTOMATED AREA CODE CHANGE PROCESS

PRODUCT OVERVIEW
----------------

Service automates the process of changing telephone area codes to Client's Customer Master file. All prefixes for a new area code are entered at one time, and then the new area code is applied through the system (multiple area codes can be entered in a single update run). These changes are automatically reflected in Account Master (F2) and all other areas that display telephone numbers. Three screens in the Parameters Function (F16-C) facilitate the process. In addition, the Area Code Changes Report lists the name, account number, and old and new business and home phone numbers of Client's customers that are affected by the area code change. This report can be run in no-update mode for review purposes.

CHARGES
-------

Automated Area Code Change Process  $75 per Update Run

____________________

/4/  third party charges may apply

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------

             AUTOMATED CUSTOMER ACCOUNT TRANSFER SUBSYSTEM (ACATS)

PRODUCT OVERVIEW
----------------

Automates the transfer of Client's customer ("Customer") account assets (including mutual funds) between firms. The subsystem interfaces with the National Securities Clearing Corporation ("NSCC") ACATS system. The ACATS process ultimately results in the receipt and delivery of all Customer account assets through the NSCC System.

A retail Customer initiates an account transfer by submitting a completed Transfer Initiation Form (TIF) to the new (receiving) broker. The receiving broker enters the transfer information into ACATS. NSCC assigns a control number and sends control reports to both the delivering and receiving brokers. NSCC sends detailed assets reports to both the delivering and receiving firms, and monitors the process to ensure that transfers will be concluded within prescribed time frames. The receiving broker reviews this data to determine whether the account meets the firm's credit policy requirements. If the account is acceptable, all positions in it are frozen until the transfer of assets is complete.

NOTE:  Client must be an NCSS ACATS participant to use ACATS.

CHARGES
-------

ACATS                                          Included in Trade/Cancel charges


                              AUTO TRANSFER UNITS

PRODUCT OVERVIEW
----------------

The ADP Auto Transfer function allows the system to handle transfers of securities in Client's customer name through depositories. During the batch process, records for eligible positions build a preliminary transfer file, which can be checked and altered if necessary. Using this functionality, a Client can add, change, or delete standard instructions. The file is automatically transmitted to the designated depository on the third day after becoming eligible.

STANDARD FEATURES/SERVICES
--------------------------

 .  Automates tedious search for eligible transfers
 .  Streamlines transfer and reallocation processes
 .  New or one-time instructions easy to add or change
 .  Daily reports show pending, rejected and transferred securities

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------

 .  Transfer fanfolds are created and held until requested
 .  Reallocation feature allows creation of two or more transfer units from one original transfer instruction
 .  Stock record locations are updated
 .  Direct mail to customer instructions included

CHARGES
-------

Auto Transfer Units                            Included in Trade/Cancel charges


                                BATCH CONFIRMS

PRODUCT OVERVIEW
----------------

The process uses two batch programs that are run on a daily basis to process trades and produce the associated confirmations for customers. One program process sorts files from Standard Trades and the other program generates the confirmation for trades. Normally, the batch programs produce confirmations for each trade entered into the system except for same day cancellations/corrections and next day cancellations/corrections. The confirms are available on the same day as the activity occurs after the close of the market. A confirm report is also produced at the same time as the batch confirms stating the number of confirms the system processed.

CHARGES
-------

Batch Confirms                                 Included in Trade/Cancel charges


                               BATDAYLY/BATWEKLY

PRODUCT OVERVIEW
----------------

The daily activity file is entry sequenced, ASCII format, 336 characters in length. The file contains eight records, plus Header and Total:

 .  Trade Detail Record (1)
 .  Cash Detail Record (3)
 .  Stock Money Detail Record (5 and 9)
 .  Customer Record (6)
 .  Stock Detail Record (7)

   Schedule to the Master Services Agreement for Web Street Securities, Inc.
--------------------------------------------------------------------------------

 .  Name & Address Detail Record (N)
 .  Security Detail Record (S)
 .  Control Total Record (*)

The weekly position and balance file program produces an entry sequenced file, ASCII format, 380 character. The file contains five records, plus Header and
Total:

 .  Customer Record (6)
 .  Customer Name & Address Detail Record (N)
 .  Security Detail Record (S)
 .  Balance Report (B)
 .  Position Record (P)

CHARGES
-------

BATDAYLY/BATWEKLY
                                                                $1,500 per month


                        CENTRAL ASSET ACCOUNTING (CAA)

PRODUCT OVERVIEW

Central Asset Accounting (CAA) processes Client transactions that directly debit brokerage account credit balances in all account types (free cash or earnings on money market accounts). In addition, credit transactions for Automated Clearing House (ACH) can also be processed. All processing for CAA accounting is keyed to a debit card number or an account number against which postings are made. CAA allows a broker to offer four types of transaction services/5/ which Client may elect to use:

 .  ATM withdrawals
 .  Check writing
 .  Debit card transactions
 .  Automated Clearing House (ACH) credit transactions

The CAA account permits centralized transactions using one card or check book to make debit transactions against several fund accounts. The accounting process is designed to track the

___________________

/5/ The Client clears the CAA transaction activity for these services through a bank or processor.

available cash in all of a Client's accounts and notify the processor of daily liquidity changes. All CAA transaction activity, regardless of where it originates, can be reported on one customer statement for each Client's customer. Client may establish yearly usage charges or card fees for CAA services. An additional fee may be added for ATM transactions according to each Client's requirements. If the Client chooses, maintenance fees and minimum check amounts may be waived for accounts selecting certain override parameters.

Daily transmissions that pass information concerning Client's customer liquidity are sent by Client to the processor. Transmissions sent by the bank to the Client pass the charges made by the Client against the available funds in Client's customer account. Incoming and outgoing transmissions are automatically processed during the Client's batch cycle.

Client is responsible for accommodating all account registration requirements - ADP will not collect or transmit or otherwise provide registration data to banks or other third party providers.

STANDARD FEATURES/SERVICES
--------------------------

 .  One card or check book provides Client access to multiple fund accounts
 .  Information from multiple accounts can be combined on one statement
 .  Parameters allow Client to set fees for selected accounts (and override those fees if desired)
 .  The following six CAA reports are produced on a daily basis:
     - CAA Activity Report - lists transaction activity by type and amounts for each account
     - Rejected Activity Report - lists detailed rejected transactions for each account
     - Liquidity Report - lists account balances for each account number
     - File Conversion Report - lists numbers of detail records processed from the banks transmissions and any errors encountered in processing
     - Trailer Update Report - lists payee descriptions that have been updated, not updated, or unmatched for check transactions
     - Card Processing Report - lists card fees charged to accounts and charges against specific fund number.

CHARGES
-------

 ...if client pays for Money Market/Shareholder Accounting:

Central Asset Accounting                       Included in Trade/Cancel charges

One-time development fee for new interface to bank,                      $6,000
if necessary (up to a maximum of 60 development hours.
Development in excess of 60 hours will be charged at $100 per hour.)

 ...if client does not pay for Money Market/Shareholder Accounting:
             --------

Transaction fee                                        $0.15 per transaction/6/

Monthly minimum                                                $1,500 per month

One-time development fee for new interface to bank,                      $6,000
if necessary (up to a maximum of 60 development hours.
Development in excess of 60 hours will be charged at $100 per hour.)


                               CNS RECONCILIATION

PRODUCT OVERVIEW
----------------

On a daily basis, this function reconciles the ADP continuous net settlement ("CNS") account against the NSCC CNS account. It reconciles all outstanding fails on CUSIP basis for individual accounts.

CHARGES
-------

CNS Reconciliation                             Included in Trade/Cancel charges


                       CUSTOMER INQUIRY POSITIONS PRICING

PRODUCT OVERVIEW
----------------

In the Inquiry Positions Pricing functionality, the positions inquiry screen shows the price for a particular position on the Client's customer master.

CHARGES
-------

Customer Inquiry Positions Pricing              Included in Trade/Cancel charges

                            DATA RETRIEVAL INTERFACE

___________________________

/6/ Fee applies to Check and Debit Card activity, Sweeps activity, Interest Posting, and Receipts/Disbursements/Journal entries.

PRODUCT OVERVIEW
----------------

The Data Retrieval Interface allows Client to extract customer account information directly from ADP database(s) on a real-time basis. Client will be able to obtain information from the customer master, customer name and address, positions, open orders, and account activity files. The Data Retrieval interface will utilize TCP/IP and ADP's Single Socket Interface.

AVAILABILITY OF THE SERVICE
---------------------------

The Service will generally be made available 24 hours per day, 7 days per week. The Service will not be available during the following periods:

     1.   Data base reorganization, as required.  Client will be notified prior
          ------------------------
          to occurrence.

     2.   Periodic Hardware/Software Maintenance, as required.  Client will be
          --------------------------------------
          notified prior to occurrence - maintenance will normally be scheduled between 5:00 p.m. MST on Saturday and 6:00 am on Sunday, during which time Services will be unavailable.

     3.   Testing and implementation of Commission Schedules and new Real-Time
          --------------------------------------------------------------------
          Software, which would interrupt availability of Real-Time Services.
          --------
          Occurrences will be scheduled as necessary, with prior Client notification.

     4.   Emergency System Maintenance Procedures may occasionally require an
          ---------------------------------------
          interruption of Service availability without Client notification.

CHARGES
-------

Data Retrieval Interface

     Monthly Fee                                                        $3,000
     Inquiry Fee

          Five inquiries are provided free of charge for each Electronic trade/cancel processed during the billing month (the "Inquiry Formula"). All inquiries in excess of those provided for by the Inquiry Formula will be charged at $0.05 each.

                    DEPOSIT AUTOMATION MANAGEMENT INTERFACE

PRODUCT OVERVIEW
----------------

The ADP Deposit Automation Management (DAM) Interface provide Client with an interface to the Depository Trust Corporation (DTC) Deposit Automation Management System. The ADP DAM interface will electronically transmit deposit information to DTC, and will receive back rejected items. The DTC DAM System produces bar coded labels for deposit tickets, in order to expedite processing and reduce related costs.

The ADP DAM interface will utilize a new field, DAM CODE, in the online Stock Receipt and Delivery screens. When this new field is populated, a record is transmitted to the DTC DAM System where a preliminary edit check is performed. For accepted records, DTC will transmit deposit information directly to dedicated printers at the Client's site, where bar coded deposit tickets will be printed. Client will then match tickets to stock to be deposited and submit to DTC for final review and acceptance. A Rejected Records file will be transmitted to ADP, where a Rejected Records Report will be output to Client's spooler for review and correction.

CHARGES
-------

Deposit Automation Management Interface       Included in Trade/Cancel charges


                    DEPOSITORY POSITION RECONCILIATION - DTC

PRODUCT OVERVIEW
----------------

A transmission is received by ADP from the appropriate depository/exchange listing stocks and bonds that it shows on file for Client. Comparison is made from that transmission to what Client's stock record shows. The subsystem provides a BATDCOMP Comparison Report which will list any differences which need to be reconciled.

CHARGES
-------

Position Reconciliation - Weekly to DTC         Included in Trade/Cancel charges

                 DIVIDEND RECORD DATE POSITIONS RECONCILIATION

PRODUCT OVERVIEW
----------------

Allows Client to reconcile dividend record date positions against a nightly file from DTC. This process compares the values in the Record Date, Share Amount, and Rate fields on Client's records and on DTC's records. Two reports are produced from this process. The DTC Record Date Notices-Compared Records Report lists all records that matched the DTC file. The DTC Record Date Notices-Uncompared Report lists any records that did not match the records on the DTC file.

CHARGES
-------

Dividend Record Date Positions Reconciliation  Included in Trade/Cancel charges


                        DIVIDEND REINVESTMENT SUBSYSTEM

PRODUCT OVERVIEW
----------------

The Dividend Reinvestment subsystem allows Client to automate the process of reinvesting dividends and/or capital gains for its customers who would like to increase their number of shares in paying security, rather than to be paid cash. The subsystem automates reinvestment for mutual funds and equities.

STANDARD FEATURES/SERVICES
--------------------------

 .  Client can specify which securities to reinvest
 .  Parameters can be set for Client and customer-level processing
 .  Eligible securities include equities and mutual funds
 .  Client can customize fee structures - equities only (commission, fees or combinations)
 .  Inquiry options show real-time account status by security or Client
 .  Error reports and adjustment options reduce errors
 .  Client decides on minimum dividend allowed to be reinvested
 .  Customized trailer messages appear on the customers' statements
 .  Customers can reinvest dividends or capital gains (for eligible mutual funds, and dividends for equities)
 . Easy-to-read reports detail payable dates, record dates, reinvestment record and payment dates for equities and mutual funds, plus error reports

CHARGES
-------

Dividend Reinvestment                        Included in Trade/Cancel charges


                   ENCHANCED INSTITUTIONAL DELIVERY SUBSYSTEM

PRODUCT OVERVIEW
----------------

The Enchanced Institutional Delivery (ID) subsystem facilitates the processing and monitoring of trades for institutional accounts. Once identified by the system, institutional trades are automatically routed to the Depository Trust Company (DTC). ID trade activity can be easily viewed, and affirmations and exceptions are noted throughout the settlement period. In addition, the subsystem will automatically clean up trades in the ADP system if an exact match and no overage exists. For Clients with institutional accounts, the Enhanced ID Subsystem provides reporting tools to maintain control of trade information.

STANDARD FEATURES/SERVICES
--------------------------

 .  Five reports track trades affirmed, not affirmed, and exceptions.  Each report is broken down by receive, deliver and settlement date
 .  Trade information can be accessed via the ID Trade Detail Screen, the
   Customer Activity Screen, or the Customer Positions Screen
 .  Confirms are generated by DTC and then sent to ADP in order to update the ID trades file
 . ID cancels and rebills can be processed without affecting customer accounts . Inquiry options show real-time account status by security or customer
 .  Transmission reports identify errors on T+1
 .  Client's institutional trades stay in synch with DTC
 .  ID trade tracking is easy through verification and exception reporting
 .  Clean ups of matched orders are automated
 .  Prime Broker functionality

NOTE: If Client does not currently have a relationship with DTC, Client should contact them as there may be fee/contractual requirements.

CHARGES
-------

Enhanced ID/7/                               Included in Trade/Cancel charges

___________________

/7/  third party charges apply

                              FUND/SERV INTERFACE

PRODUCT OVERVIEW
----------------

NSCC's Fund/SERV links broker-dealers and mutual funds, and serves as a central hub for mutual fund transaction processing. Client sends orders and account registration information to the Fund/SERV system, which forwards the information to the individual funds electronically. Confirmation and settlement information is then passed back to the broker/dealers.

ADP's electronic interface enables Client to transmit Fund/SERV transaction data directly from the ADP BAS. In addition, incoming transactions update back office records automatically, saving time and reducing manual input errors. Client can also be linked directly into the Fund/SERV system via screens in ADP's Order Management System (OMS).

NOTE: Client must subscribe to NSCC's Fund/SERV and will be required to contact its NSCC representative to authorize the hand off of data between SIAC and ADP. It will also be necessary for Client to make arrangements with each fund distributor.

STANDARD FEATURES/SERVICES
--------------------------

 .    Orders are delivered to the fund through the NSCC and back office files are automatically updated with data from transactions that are transmitted back from the NSCC to Client's accounting files
 .    Orders settle automatically
 .    Client's security options and levels restrict access to appropriate personnel
 .    Extended correction processing is available
 .    60 day order inquiry or corrections capability is standard, additional on-
     line order history is optional
 .    Direct order entry link is available through the Order Management System
     (OMS)
 .    Test transaction indicators ensure proper transmissions to the fund
 .    On-line processing rules and optional profile fields edit information during order entry
 .    45 reports are available for monitoring daily transactions, transmissions, acknowledgments, rejects, etc.

CHARGES
-------

Fund/SERV Interface                                              $0.65 per trade

     Note: Fund/SERV charges are in addition to associated Trade/Cancel charges.

                               HAIRCUTS SUBSYSTEM

PRODUCT OVERVIEW
----------------

The automated Haircuts subsystem allows Client to accurately determine is hedging and haircut requirements for applicable security categories. In addition, the process produces detailed reports listing positions and haircut amounts. By accurately knowing which positions may be hedged. Client can segregate the minimum funds necessary to meet regulatory requirements.

The batch process produces reports that group haircut information for securities by security type. The information listed on the Haircut reports aids the Client in maintaining an accurate picture of its overall positions each month and in tracking undue exposure.

STANDARD FEATURES/SERVICES
--------------------------

The subsystem processes security categories grouped as follows:

 .  Government
 .  Municipal Bond Trusts and Liquid Asset Funds
 .  Non-Convertible Debt Securities
 .  Preferred Stock
 .  Limited Market Securities
 .  Collateralized Mortgage Obligations transmission to SIAC
 .  Commercial Paper, Banker Acceptances, and CDs
 .  Single Payment Municipals
 .  Other Municipals
 .  All Other Securities
 .  Non-Marketable Securities
 .  Options (only Equity Options)
 .  Automatic haircuts calculation for use in net capital requirement
          - Permits detailed, precise treatment of maturity periods and percentages for various instruments
          - Includes full hedging capabilities
          - Applies excess short ruling for 15% securities
          - Performs undue concentration reporting
          - Performs haircuts on "fails to receive and deliver"
 .  Precise Control of Calculations for Client
          - Allows trial calculations to be made numerous times
          - Permits haircuts on a trade date basis, settlement date basis, or both
          - Allows hedging capabilities to be turned on or off
          - Facilitates segregation of correspondent inventory

CHARGES
-------

Haircuts Subsystem                              Included in Trade/Cancel charges


                         JJ KENNY CALLED BOND SUBSYSTEM

PRODUCT OVERVIEW
----------------

This service produces a weekly list of all called bonds with inventory, customer or control positions on Client files. When a bond is being called, the report lists when, why and for what price a bond is being called. It also ties into the reorganization subsystem for bonds, so if the Client tries to receive, transfer, make an internal movement, etc., an edit message will appear.


CHARGES
-------

J J.Kenny Called Bond Subsystem/8/           Included in Trade/Cancel charges


                         LARGE OPTION POSITION REPORTS

PRODUCT OVERVIEW
----------------

LOPRs allow Client to electronically transmit required information to SIAC regarding customers with large option positions.

CHARGES
-------

Large Option Position Reports                   Included in Trade/Cancel charges

                                LOANET INTERFACE

PRODUCT OVERVIEW
----------------

ADP provides an interface to Loanet, an organization which is a clearinghouse for brokers who borrow or lend stock.

The Loanet function in the ADP BAS uses Client data for the following activities:


__________________

/8/  third party charges apply

 .    Process borrow opens and closes and partials
 .    Process loan opens and closes and partials
 .    Process mark to markets

CHARGES
-------

Loanet Interface/9/                          Included in Trade/Cancel charges


                                MARGIN SUBSYSTEM

PRODUCT OVERVIEW
----------------

The Margin subsystem is used to update margin and interest information on Client customer accounts. Through the margin subsystem, any security in the Security Master can be manually priced, and pricing received through a pricing service can be changed. Additionally, Self-Directed IRA year-end reporting prices are also updated via the Margin subsystem. A number of reports are produced during batch processing to help the Client monitor margin accounts.

Specific functions of this subsystem include:

 .    Interest Adjustment and Posting Screen
 .    Special Miscellaneous Account Update
 .    Segregation Movement Format
 .    Margin/Price Update
 .    Initial Maintenance Call Adjustment
 .    Concentration Listing by CUSIP

CHARGES
-------

Margin Subsystem                               Included in Trade/Cancel charges

___________________
/9/  third party charges apply

                               MEMO SEGREGATION

PRODUCT OVERVIEW
----------------

On a daily basis, Memo Seg transmits instructions to DTC on the amount of customer fully paid shares by CUSIP number that must be segregated. By using the Memo Seg product, a Client can obtain a daily calculation of its customers' securities segregation requirements based on Client's excess and deficiency reports.

STANDARD FEATURES/SERVICES
--------------------------

 .    Client can choose to add the following items to its daily seg calculation:
          -Unpaid retail stock purchases
          -ACAT receive/delivery activity that settles the next business day plus one
          -Box locations, specified via parameter, that are in addition to a
           Client's regular DTC locations or eligible securities
 .    Daily detail reports of the Client's segregation requirements by CUSIP, and a comparison of the Client's segregated requirements against the amount segregated at DT C
 .    Segregation instructions are automatically sent to DTC to ensure Client's segregation requirements are met while allowing maximum availability of shares for delivery
 .    A computer to computer interface with DTC saves Client personnel time, as well as providing an efficient cash management tool

CHARGES
-------

Memo Segregation                                Included in Trade/Cancel charges

                      MONEY MARKET/SHAREHOLDER ACCOUNTING

PRODUCT OVERVIEW
----------------

The Money Market/Shareholder Accounting subsystem gives Client the ability to provide a full cash management product. This subsystem includes processing for credit and debit cards, and lines of credit, as well as interfacing with bank systems and money market funds. Using the Money Market/Shareholder Accounting subsystem results in all money market activity appearing on a combined monthly statement. The subsystem allows for accruing of the daily income and posting of accrued income upon full liquidation or upon request. Automatic Rate Posting Upload will accept and process a daily upload of money market fund rates.

CHARGES
-------

Money Market/Shareholder Accounting

     The greater of $1,000 (minimum monthly charge) for first two money market funds or $.00001 x total end of month balance of the two money market funds.

     Each additional money market fund will be at ADP's then-standard prices.

     Checkwriting: Transmission charge of $500 per month for each fund family. Additional charge for programming is on time/material basis.

     Debit Card: Transmission charge of $500 per month for each fund family. Additional charge for programming is on time/material basis.

     Demographic File: Transmission charge of $500 per month for each fund family. Additional charge for programming is on time/material basis.

     Automatic Rate Posting Upload: Transmission charge of $150 per month for each fund family. Additional charge for programming is on time/material basis.

                             MUTUAL FUND PROCESSING

MUTUAL FUND REGULATORY AND SALES COMPLIANCE REPORTS
---------------------------------------------------

The Mutual Fund Sales and Regulatory reports provide account tracking on mutual fund purchases and redemptions. These reports may be generated on any day of the month. The three reports are:

 .    Mutual Fund Monthly Purchase/Redemption Report
 .    Mutual Fund Surveillance Report (Networked and Non-Networked)
 .    Mutual Fund Monthly Purchase/Redemption by Account Report
Monthly and annual reports are available upon request (REQ00514).

SWP/PAC PROCESSING
------------------

Service allows Client to establish either a Systematic Withdrawal Plan ("SWP") or a Pre-Authorized Checking ("PAC") for Client's mutual fund customer ("Customer"). Client can set up either two PAC or two SWP schedules per mutual fund for a Customer account. Based on the dates established in the schedules, Fund/SERV orders are created in a pending file for Client review. Client can add/delete/change orders, and then release the orders to the next Fund/SERV transmission. If Client takes no action, orders are automatically transmitted on the established trade date, and normal Fund/SERV and Brokerage Accounting System processing takes place. Two reports are produced: an audit of trades in the SWP/PAC file, and a list of errors in the SWP/PAC file.

CHARGES
-------

Mutual Fund Regulatory And Sales Compliance Reports    $100 per report per run

SWP/PAC Processing                                     $1.75 per trade/10/
                                                                       --


                                NSCC NETWORKING

PRODUCT OVERVIEW
----------------

NSCC Networking allows the sharing of account information between Client and a Mutual Fund Company for mutual fund transactions. Depending on the level of Networking chosen, Client has the flexibility to control all or only part of customer transaction information. ADP offers an interface to its clients to allow full participation in NSCC Levels 1, 2, 3 & 4. By using NSCC Networking, Client will have access to an automated conversion process, automatic updates, comparison reports, related customer tax information, Fund-Client reconciliations, and more.

STANDARD FEATURES/SERVICES
--------------------------

Level 1: Client Controlled Margin/IRA Account

Client's customer has limited access to the Fund. The Client issues all confirms and statements, making it important that Client and Fund records match. The Fund is responsible for all tax reporting, except 1099B wire orders.
Proxies are mailed by the Fund, and dividends are typically paid to Client, for disbursement to the customer.

Level 2: Customer Name Brokerage Account

At this level, the Client's customer has unrestricted access to the Fund.
Client issues confirms and statements, but the Fund provides full service to the customer and is responsible for all tax reporting.

___________________________

/10/      A SWP/PAC trade generates one Fund/SERV trade, one Customer Principal
 --
          trade and one Streetside Principal Trade. Charges include processing of these trades.

Level 3: Client Controlled Brokerage Account

Client's customers deal with Client in handling direct purchases, liquidations, exchanges, and other shareholder privileges. Client has total responsibility for trade confirmations, statements and tax reporting.

Level 4: Fund Controlled Brokerage Account

The Fund has responsibility for trade confirmations, statements and tax reporting. Client's customers can deal directly with the Fund in handling direct purchases, liquidations, exchanges, and other shareholder privileges.

 .    Allows Client to select a level of control consistent with its business strategy
 .    Automatically reports account balances, activity, and dividend detail to the BAS files
 .    Provides Client with the ability to effect account maintenance transactions via electronic transmission
 .    Builds network master records for exchange activity automatically
 .    Recaps tax info for the year for each Fund with the Year End Networking Tax report
 .    Provides flexibility in the reporting of networking activity on statements and to the IRS

CHARGES
-------

NSCC Networking/11/
                --

       Levels 1, 2, 4                                  $0.10 per position per month

       Level 3                                         $0.15 per position per month/12/
                                                                                    --
       Monthly Minimum                                 $1,000

       Custom Code Conversions on NSCC Networking      $1,500 per record layout
       AutoPurge of Networking Positions               $0.10 per record deleted

NOTE: Charges begin when records are added to the network master. Prior to implementation, Client must sign an agreement with the NSCC for its Networking service, specifying which matrix levels will be used. If Client subsequently wishes to begin using a matrix level not specified in the original NSCC agreement, an additional NSCC agreement must be signed. Depending upon the requirements of each fund, the Client may also be required to sign a separate Networking

_____________________

/11/      Third party charges apply
 --
/12/      Includes Level 3 Dividend Reinvestments
 --
agreement directly with the fund. Client should periodically review networked accounts and delete those with no current activity or positions.

                               OCC RECONCILIATION

PRODUCT OVERVIEW
----------------

On a daily basis, this function reconciles the ADP OCC account representing the OCC position continuous net settlement to the OCC. It reconciles all outstanding fails on CUSIP basis for individual accounts.

CHARGES
-------

OCC Reconciliation                              Included in Trade/Cancel charges

                           OPEN ORDER RECONCILIATION

PRODUCT OVERVIEW
----------------

Provides comparison of open order file received from the order executor to the OMS ORDRMSTR file and generates a report listing discrepancies between the two files. Orders appearing on one file, but not the other are listed on the report, as are exchange-related information (order qualifiers) differences.

CHARGES
-------

Open Order Reconciliation Weekly-          $50 per execution destination per run

     Trimark Securities
     Knight Securities
     Chicago Stock Exchange (MAX)
     Herzog, Heine, Geduld
     Mayer & Schweitzer

                            OPTION BUILDING PROGRAM

PRODUCT OVERVIEW
----------------

ADP receives a file ("File") of all options from IDSI on a daily basis. The Auto Options Generator builds the security master for each of these options provided that the underlying symbol is on the File. ADP provides the Client with an error report that notifies Client if an option is not set up in the security master. If the Client uses the Order Management System, the Options Generator also establishes the exchange routing which should be used for each option.

CHARGES
-------

Option Building Program                         Included In Trade/Cancel charges

                      OPTION EXPIRATION WEEKEND PROCESSING

PRODUCT OVERVIEW
----------------

The Option Expiration Weekend Process allows Client to define and control the exercise and/or assignment of options during the option expiration weekend, as well as trading off all non-exercised/assigned expiring options. Client sets parameters for In-the-Money thresholds on options to determine whether or not such options will be exercised on expiration day. If an option's characteristics fall within the parameters set by Client, the option will be Auto Exercised. Reports are generated that allow for notification of Client's Customers of the pending option exercise. In the event that Client's Customer chooses not to exercise such an option, Client can send Contrary Exercise Instructions to the OCC. Client can choose to price options at the in-the-money amount or at zero. Final output is available for Client review and adjustment, prior to generation of the resulting trades and entry into the BAS.

CHARGES
-------

Option Expiration Weekend Processing                             $500 per month

                              PORTFOLIO SUBSYSTEM

PRODUCT OVERVIEW
----------------

The ADP Portfolio Management Subsystem is an integrated tax lot accounting system. For the accounts carried on the Portfolio Subsystem, Client is provided with real-time trade BAS updates, and daily updates for cash and non-trade account activity, as well as position pricing. Performance measurement and reporting includes monthly customer statements and monthly tax lot, net security, realized/unrealized gain/loss and estimated income reports. Additionally, on-line inquiry/access to all portfolio accounts, reflecting current day trade activity and positions is available through this subsystem.

STANDARD FEATURES/SERVICES
--------------------------

 .    Tax lot accounting of portfolio positions
 .    Tax recognition of customer sells by LIFO, FIFO or on a selected trade basis
 .    Ability to carry both Client and externally held positions
 .    Integration with the ADP BAS for real-time updates to security transactions
 .    On-line inception-to-date tax lot history
 .    On-line 18 month money and stock movement detail history; 15 month trade history on-line (through the BAS)
 .    Parameters establish reporting conventions for portfolio accounts.  Client can:
     -    Designate up to five external money funds
     -    Customize miscellaneous and external holding disclaimers
 .    Securities can be established and limited for certain types of data entry and updates
 .    On-demand and batch performance/portfolio reporting facilities

COST BASIS ON STATEMENTS
------------------------

A data file will be created from the tax lot file containing cost basis detail for security positions held by Client's customers. This information can be reported on Client's customers' monthly statements, along with the standard information currently being printed on customers' monthly statements. A switch will be implemented in the account master (F2) to enable Client to designate an account for cost basis statement generation.

Client may choose one of the following two cost basis options
                  ---
     Tax Lot Cost Basis:  The inclusion of tax lot cost detail for each
     ------------------
     statement position.  This detail will be comprised of:
     acquisition date
     number of shares
     original cost
     calculation of unrealized profit and loss for each open tax lot
     (For positions sold in the previous month, original price, and realized profit and loss will also be included. Positions for which the original cost cannot be calculated will be designated.)

     Net/Average Cost Basis:  (Individual tax lot detail will not be displayed)
     ----------------------
     original (total) cost of the net position average unit cost unrealized profit or loss of the net position

CHARGES
-------


Portfolio Subsystem (includes Cost Basis on Statements)
     Account Charge
     --------------
         First six months                                   Included in Trade/Cancel charges


         Thereafter                                            $0.15 per account per month/13/
                                                                                           --

                                                               $1,200 monthly minimum

Real-time Account Report or Download/14/ Charge                $1.00 per request per account
----------------------------------------------

Automated History Conversion of Open Positions/15/ (optional)  $250.00 for up to 10 Accounts
-------------------------------------------------------------

                             POST TRADE ACCOUNTING

PRODUCT OVERVIEW
----------------

Reconciles any option or non-option trade between NSCC, SSCP or OCC and a Client's customer account with respect to CUSIP, settlement date, size and price

CHARGES
-------

Post Trade Accounting                        Included in Trade/Cancel charges

                            REORGANIZATION SUBSYSTEM

PRODUCT OVERVIEW
----------------

The Reorg subsystem provides Client with the ability to define and post characteristics for the following types of reorganization actions: cash in lieu, tenders, exchanges, spin offs, redemptions, mergers, reverse splits, conversions and principal payments. Once reorg data is

_________________

/13/      Monthly Account charge includes: Storage, Processing, Quarterly and
 --       Annual Reports

/14/      System Reports on Request, Account Reports or Download Request
 --

/15/      Standard conversion process is limited to the following: 1) process
 -- converts-current positions on stock record file, in order to build tax lot information; 2) process creates cost basis information, based solely upon production history currently available for current positions.

entered, all positions affected by the action are identified and can be selectively chosen for manual action, or automatically chosen to be included in batch update.

Also included is a partial call lottery feature that can be used to randomly select positions to be called, and a call bond processing function that provides automated processing for full and partial bond calls. The corporate action processing function automates the process of listing eligible positions, showing status, and batch processing. Customer advices on involuntary and pre-advices on voluntary actions are included, as is account executive notification.

STANDARD FEATURES/SERVICES
--------------------------

 .    Manual processing options include selective manual or full position batch posting
 .    Parameters can be set to Client-specific policies
 .    Adjustment of positions to an "as of" position is simplified for partial calls
 .    On-line edits and audit checks reduce costly entry errors
 .    Stock positions to be actioned can be segregated, preventing unauthorized sales
 .    Customized trailer messages can appear on the customers' statements and advices
 .    Reorg activity is reflected automatically on statements
 .    Partial call lottery capabilities can be used to run an impartial lottery
 .    Processing of call bond for full and partial calls is automated
 .    Branch and home office reports detail stock record listings, daily activity, account executive and customer notifications, lottery selections, etc.
 .    Client can input info as it comes in and let the system automatically process on the correct date
 .    Advices can be printed on standard laser printer - no special forms required
 .    Client can customize its fee structure by type of action, or by office
 .    Notifications to customers and account executives are automated

CHARGES
-------

Reorganization Subsystem                        Included in Trade/Cancel charges

REORGANIZATION NOTIFICATION PROGRAM
-----------------------------------

When a corporation undergoes reorganization, DTC sends files of the DTC reorganization notices ("Reorg Notices") to ADP. A DTC Reorg Notice Report will be generated from programs in the batch stream.

The Reorg Notices Report contains two sections including:

 .    All information received in the Corporate Action and the new Redemption file from DTC via CCF transmission ("Information") including reorg dates, other information, related comments and agent information.
 .    Information pertaining only to those securities in which Client holds a position

NOTE: At Client's request, ADP can obtain the DTC Agent Listing of agent information in 3 x 5 card format.

CHARGES
-------

Reorganization Notification Program            Included in Trade/Cancel charges

AUTOMATED FEED INTERFACE - FII
------------------------------

An interface to Financial Information, Inc. ("FII"), that utilizes FII Daily Card (reorganization) and Daily Called Bond files to automatically declare and process necessary reorganization/redemption movements. Third party pass-through charges will apply.

NOTE: In order to authorize installation of the Service, and to confirm that Client has made all necessary arrangements with FII, Client agrees to provide to ADP a copy of Client's Agreement with FII. Such copy should be submitted with this Schedule/Addendum.

CHARGES
-------

FII Automated Feed Interface

     Level 3        (0-1,000 Trades/Cancels per Day)      $750 per month
     -------
     Level 2        (1,001-5,000 Trades/Cancels per Day)  $1,000 per month
     -------
     Level 1        (Over 5,000 Trades/Cancels per Day)   $1,500 per month
     -------

                            SALES INQUIRY SUBSYSTEM

PRODUCT OVERVIEW
----------------

The Sales Inquiry subsystem provides a variety of information for both management and account executives. The subsystem helps the account managers keep better track of their own production and assists the branch managers in monitoring their offices.

STANDARD FEATURES/SERVICES
--------------------------

 .    View important data on-screen, on-line, rather than searching through the printed batch for report
 .    Allows managers access to on-line information/16/ to better monitor
     AE/branch/office productivity more efficiently:
     -  Gross commission ranked within office (or within company)
     -  Commission budget goal
     -  Average commission
     -  Account executive's percentage of office's gross commission
 .    Allows account executives to access customer information (available both in real-time and in batch the following day) giving AE's better control over their accounts:
     - Customer available funds - This report displays a condensed overview of accounts with funds available for investment such as working balance and buying power
     - Customer requirements (based on T+3) - Alerts the sales reps to open items in accounts requiring attention, informs the sales reps of the requirement involved (i.e., whether money, securities or agreements are due) and lists customer phone numbers.
     -  Gross commission
     - Margin balances - Shows real time margin accounts by Account executive in account sequence, includes trade date balance, market value, buying power or call amount, and percent equity

CHARGES
-------

Sales Inquiry Subsystem - Sales & Management Tools    Included in Trade/Cancel
                                                      charges

                          SELF-DIRECTED IRA SUBSYSTEM

PRODUCT OVERVIEW
----------------

The Self-Directed IRA subsystem provides the processing needed for Client to conform to all record keeping and reporting requirements for Self-Directed Individual Retirement Arrangements (IRAs, SEPs) and Self-Employed Retirement Plans (Keoghs). The subsystem also handles annual custodian fee billing services.


_____________________

/16/ Information is current as of close of previous day's business.

STANDARD FEATURES/SERVICES
--------------------------

 .    SDIRA transactions are automatically reflected in:
     -  Cage subsystem (Security Receipt and Delivery)
     - Cash Movement subsystem (Cash Receipts, Cash Disbursements and Cash Journals)
     -  Account Master subsystem
 .    Account beneficiaries can be established through the use of the Fee
     Parameters screen
 .    SDIRA is integrated with the Money Market/Shareholder Accounting subsystem to permit reporting and tracking of money market as well as brokerage transactions
 .    Edit Features provide error messages for:
     - Transactions not allowed in a particular plan (for example, a rollover contribution made to a contributory Keogh account)
     -  Transactions allowed in one year but disallowed in another
     -  Transactions entered in an account designated "No more business"
     - Contributions which exceed the limit allowed for a particular retirement plan
     -  Insufficient credit problems
     -  TEFRA violations
 .    SDIRA Reports details year-to-date contributions for retirement plan in a customer's account
     -  Annual valuation of account assets
     -  Annual account activity summary
     -  Year-end market value statement
 .    Interest is credited to retirement accounts, updating all relevant dividend accounts, and distinguishing between taxable and non-taxable dividends
 .    On-demand reports identify accounts for customers reaching age 70 1/2
 .    5498 and 1099R information is transmitted to the Federal Government

CHARGES
-------

Self-Directed IRA Subsystem         $0.60 per account per month
                                    $500 per month minimum
                                    Additional charge for each annual customer statement at then-standard prices

                                  SIAC REPORTS

PRODUCT OVERVIEW
----------------

SIAC Reports provide Client with daily reports as generated by SIAC in print image format via the Client's spooler.

CHARGES
-------

SIAC Reports                                 Included in Trade/Cancel charges

                                 SIS ADVANTAGE

PRODUCT OVERVIEW
----------------

SIS Advantage is a data distribution system that takes advantage of relational database formats to provide Client access to Client's customer account information (active accounts, positions, and balances on the Tandem files). The relational database format offers direct access to Client's customer account data for ad hoc queries and reports, using Rapid Application development tools. ADP supplies and maintains a master Advantage database, which is replicated to Client's site. The master database is not accessible by Client. Therefore, any queries or applications written by Client have to use the replicated Client database. The Client database is updated in a nightly batch processing environment.

NOTES: Client must have existing resources to support and maintain a complex server system, including Sun computer system of sufficient capacity to support the Advantage database, communications facilities to support database replication, and system and database administration capability. Client must use the fixed-format name and address functionality in the ADP BAS.

Client acknowledges and agrees that the Sybase SQL Server Program and the Sybase Replication Server Program (the "Programs") used in connection with ADP's SIS Advantage product shall only be used by the Client as set forth below to read, in a view-only format, the Services, and the Programs shall not be downloaded or used to create or alter tables, schemas or databases or otherwise develop or modify in any way the applications or performance of other programming tasks. Notwithstanding the foregoing, Client may access the Programs through ADP tools or third party tools; provided, that any access shall be restricted to the following: Client may access the Services embedding a copy of the Programs which are deployed on ADP's premises or Client's site, provided that in either instance, Client shall not (i) copy the application(s) embedding the Programs,
(ii) use the Programs other than to process Client's own transactions and transactions for entities that operate on a fully disclosed basis through Client as correspondents, or (iii) access the Programs for general development. Client may also develop applications against the SIS Advantage database using the tools supplied by ADP, Sybase or other third parties. If the Client desires to use any of the Programs in a manner restricted or not expressly permitted hereunder, then the Client must enter into an appropriate license or other agreement therefor directly with Sybase.

CHARGES
-------

SIS Advantage

     First 25,000 accounts               $0.20 per account
     Next 25,000 accounts                $0.15 per account
     Next 25,000 accounts                $0.10 per account
     Over 75,000 accounts                $0.05 per account
     Monthly minimum                     $3,000

                          TRANSACTION UPLOAD PROCESS

PRODUCT OVERVIEW
----------------

Transaction Upload Process provides transmission of data such as trades, journal entry, and stock movement entry to emulate manual screen entry of various transactions. In general, a transaction entered as a Transaction Upload is subject to the same validation processing as if the transaction were entered directly on the screen.

The two programs (BATPRFCT and BAT1DRFL) involved in the Transaction Upload Process contain safeguards to prevent processing of the transaction when an improper file for a Client is encountered, a data file is missing records, a file is outdated, or the same file is being processed multiple times.

An audit trail of successful transaction input is produced. Furthermore, each function produces an error report of invalid transactions for that function.

CHARGES
-------

Transaction Upload Process                      Included in Trade/Cancel charges

                            ORDER MANAGEMENT SYSTEM

PRODUCT OVERVIEW
----------------

The Order Management System takes each order from the entry phase through execution to the final hand-off to the BAS. Additionally, as an outgrowth of the networking capabilities of this subsystem, Client can establish an electronic mail functionality for messages outside the realm of order processing.

A typical order being processed by the OMS System follows this path:

 .    Entry of order into the OMS System
 .    Order routing - direct trade to be executed through the automated exchanges, exchange floors or Client's trading department
 .    Message switching - routes, monitors and queues orders entered onto the system
 .    Execution - trades executed automatically when possible
 .    Order Matching - ensures that orders are executed exactly as entered
 .    Execution Reporting - real-time hand off of transaction data to the BAS
 .    Posting Trades to Account Department

CHARGES
-------

Fund/SERV Order Entry                              Included in Trade/Cancel
                                                   charges/17/
                                                           --

Mutual Fund Admin. Message (Screen Q) Order Entry  Included in Trade/Cancel
                                                   charges/17/
                                                           --

Order Activity/18/ Charge


     First 300,000 orders per month            *** each
     Next 150,000 orders per month             *** each
     Next 150,000 orders per month             *** each
     Next 150,000 orders per month             *** each
     Over 750,000 orders per month             *** each

Remote Locations/19/                           Included in Trade/Cancel charges

Automated Execution Interfaces
     Pershing                                  $500 per month
     Automated Interfaces, CRT/Printer Drop    $165 per interface per month
     Points, and ACT Interface

          NOTE: Any testing fees charged to ADP by exchanges will be passed on to Client.

_______________

/17/      Regular Fund/SERV trade charges apply.

/18/      Order activity is defined as ***.

/19/ The OMS System allows the connection of Client's remote locations (branch offices) providing direct order entry to the home office.


***This information is omitted pursuant to a confidential treatment request filed with the SEC.

Blocked Order Processing                 No charge

BOPS gives Client the ability to allocate large block orders to many accounts and update BAS records - all from one screen.

 .    Orders can be entered either through the regular order entry system or through the BOPS subsystem
 .    Executions can be accumulated and allocated at one time.  For example, if partial executions are received, they can be accumulated prior to allocation.
 .    If executions are accumulated for allocation, the subsystem automatically calculates the average price. Each time the ENTER key is pressed, a total amount executed and average price fields are updated
 .    The allocated screen may be used as a worksheet; Client can alter or delete allocations at any time prior to submitting the trade - allowing the account executive to "start over"

Execution Call Back Subsystem            No charge

The Execution Call Back feature reminds account executives to call customers back upon order execution, and provides a screen for the account executives to input follow-up notes. If an order is tagged for call back, when that order is executed, the Call Back feature will store execution information in a call back file, which can be displayed by account, account executive number or office code. Reports can be generated by customer account range for: today's successful call backs, today's unsuccessful call backs, today's executions for which no call was attempted, all unsuccessful call backs (for today and two days previous), and all executions for which no call was attempted.

Maintenance Reports                      No charge

This function first determines if each order is a day order or not, purges all expired orders, and then processes all open order entries for the day; open order positions, next day cancels, order changes, order expirations, order executions, cash dividends, stock dividends, original orders entered today, order partial executions, price variations, possible orders missed, GTC orders entered today, order cancellations, executions out of range.

Order Open Confirmation                  No charge

This report lists all activity for an account for that day's business. The confirms generate a formal copy that can be mailed to Client's customer.

Open Orders on Statements                No charge

Provides the flexibility of parameterized functionality enabling open orders to be reflected on monthly customer statements.

Underwritings                            No charge

The Integrated Underwriting subsystem allows the Syndicate Department to perform the following functions:

 .    Solicit and record indications of interest from branches
 .    Regulate orders against the allocation
 .    Facilitate process of booking trades

                             POSSIBLE ORDERS MISSED

PRODUCT OVERVIEW
----------------

A daily report provides Client with comparison of the price of orders on the Open Order file with the orders' daily high/low price from the quote process.

CHARGES
-------

Possible Orders Missed                   Included in Trade/Cancel charges

                          EXHIBIT B - SPECIAL SERVICES

ANNUAL CHARGES
--------------

End-of-Year Processing will be charged at ADP's then-standard prices.

COMMUNICATION CHARGES
---------------------

Communication charges are to be determined based on Client's choice of communication provider, either the ADP Network or Client's own communication lines.

     Terminals

       One terminal Connection (defined below) is provided free of charge (the "Free Terminal Connection") for each 25 Customer and Internet trades/cancels daily (the "Terminal Formula"). An additional charge of $25 per month will be assessed for each terminal Connection made in addition to Free Terminal Connections, based on ADP's then-standard prices.

     Printers

       One printer Connection is provided free of charge (the "Free Printer Connection") for each 25 Customer and Internet trades/cancels daily (the "Printer Formula"). An additional charge of $25 per month will be made for each printer Connection made in addition to Free Printer Connections, based on ADP's then-standard prices.

       A "Connection" is defined as the linkage that provides a physical device (printer or terminal) with access to the Services.

       NOTE: Only Electronic Trades/Cancels will apply in connection with the Terminal and Printer Formulas.

     Tandem and Ethernet Port Charges
       First two Ports                   No Charge
       Additional Ports                  $350 per port per month

     TCP/IP Communications Protocol Charges
       Any Client communications configuration using TCP/IP protocol will be charged at ADP's then-standard prices.

     Network Charges
       Circuit/Line Charges              Cost + 20% Administration Fee

MISCELLANEOUS CHARGES
---------------------

All equipment, data lines, printing, supplies, and third party charges are the responsibility of Client.

     Audits, Retraining, Conversions and Deconversions

       For the initial conversion, no conversion fee will be charged, and all applicable man-day charges will be waived.

       All other services will be made available to Client upon request, and will be charged at ADP's then-standard prices.

       All out-of-pocket expenses will be fully reimbursed by Client. Out-of-pocket Expenses include, but are not limited to:
       -  Standard internal per diem (meals, miscellaneous)
       - Round-trip Coach air fare from the appropriate ADP facility to Client's site.
          Lodging at a suitable hotel in close proximity to Client's offices.
       - If an ADP employee has been working at the Client site for two consecutive work weeks and is required to continue to work at the Client site for any additional period of time, then Client shall pay the round-trip airfare for such employee to return to his home base once after each such two-week period.
       - An additional fee equal to 10% of all out-of-pocket expenses will be charged for administrative costs.

     Systems and Programming ("S&P")

       Customer development projects related to the initial Conversion that are mutually agreed upon by Client and ADP will be completed at no charge, up to a total amount that shall not exceed $25,000.

       S&P services will be made available to the Client upon request, and will be charged at ADP's then-standard prices. These services include requested programming, ENFORM programming, emergency and commission schedule programs.

     Computer Processing and Transmission Charges

       Computer processing time for S&P items, Blue Sheet Reporting and transmission charges will be charged at ADP's then-standard prices.

     Documentation

       A variety of user manuals are available to Client upon request, and will be charged at ADP's then-standard prices.